Q4 Fiscal 2022 | Financial Results

Lee D. Rudow
President and CEO

Mark A. Doheny
Chief Financial Officer

TRANSCAT®
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Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could," "plans," "aims" and other similar words. All statements addressing operating performance, events or developments that Transcat expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, the impact of and the Company's response to the COVID-19 pandemic, the commercialization of software projects, sales operations, capital expenditures, cash flows, operating income, growth strategy, segment growth, potential acquisitions, integration of acquired businesses, market position, customer preferences, outlook and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties include those more fully described in Transcat's Annual Report and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements, which speak only as of the date they are made. Except as required by law, the Company disclaims any obligation to update, correct or publicly announce any revisions to any of the forward-looking statements contained in this news release, whether as the result of new information, future events or otherwise.

This presentation includes some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided a discussion of these non-GAAP financial measures and reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.

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Q4 FY22 and Full Year 2022 Summary

Consolidated Results

- Q4 revenue up 14.6% to all-time quarterly record of $55.9 million
- Gross margin expanded 120 bps in Q4 and 190 bps for the full year
- Full year adjusted EBITDA increased 28% from prior year to $26.3 million
- Net Income of $3.0 million in Q4 or $0.40 per diluted share; full year net Income up 46% to $11.4 million or $1.50 per diluted share
- Full year adjusted diluted earnings per share of $2.03, up 50% from the prior year

Service Segment

- Q4 Revenue up 19.6%; full year organic revenue growth of 11.6% and total revenue up 20.5%
- Q4 Gross Margin of 33.1% negatively impacted by January COVID Omicron variant surge; full year gross margin up 160 basis points to 31.9%
- NEXA integration continues to go very well
- Tangent acquisition closed December 31, 2021; integration on track

Distribution Segment

- Q4 revenue growth of 7.2%; full year revenue growth of 15.1%
- Extended vendor lead times and supply chain constraints continue
- Q4 gross margin expands 350 bps to 24.5%; full year gross margin expands 210 bps to 23.5%

Revenue

($ in millions)

Q4 Consolidated


$48.8
+15%
$55.9
Q4 2021
Q4 2022

Q4 Service Segment


$29.0
+20%
$34.7
Q4 2021
Q4 2022

Q4 Distribution Segment


$19.8
+7%
$21.2
Q4 2021
Q4 2022

Full Year Consolidated


+18%
$173.3
$205.0
Service
Distribution
$101.3
+20%
$122.0
$72.1
+15%
$83.0
FY 2021
FY 2022

- Q4 consolidated revenue up 14.6% on continued Service segment strength
- Q4 Service total revenue growth of 20%; organic growth remained solid at 8%; full year organic growth of 11.6%
- Distribution revenue up 7.2% in Q4 and 15.1% for full year
- Full year consolidated revenue up 18.2% compared to prior year and surpassed the $200 million mark for the first time in company history

All figures are rounded to the nearest tenth of a million. Therefore totals shown in graphs may not equal the sum of the segments.

Gross Profit and Margin

($ in millions)

Q4 Consolidated


$14.0
+19%
$16.7
28.6%
29.8%
Q4 2021
Q4 2022

Q4 Service Segment


$9.8
$11.5
33.9%
33.1%
Q4 2021
Q4 2022

Q4 Distribution Segment


$4.2
$5.2
21.0%
24.5%
Q4 2021
Q4 2022

Full Year Consolidated


Service
Distribution
$46.1
GM%
$30.7
30.3%
$15.4
21.4%
$58.4
GM%
$38.9
31.9%
$19.5
23.5%
FY 2021
FY 2022

- Q4 consolidated gross margin expanded 120 basis points to 29.8%
- Q4 Service gross margin of 33.1% was down 80 basis points from prior year due to significant inefficiencies created by the surge in COVID cases in January
- Distribution gross margin up 350 basis points in Q4 compared to PY on favorable mix and Rentals strength
- Full year Service gross margin at record 31.9%

All figures are rounded to the nearest tenth of a million. Therefore totals shown in graphs may not equal the sum of the segments.

Net Income, Diluted EPS, Adjusted EPS

($ in millions, except EPS)

Q4 Net Income


$3.2
-5%
$3.0
Q4 2021
Q4 2022

Q4 Diluted EPS


$0.42
$0.40
Q4 2021
Q4 2022

Q4 Adjusted EPS*


$0.52
$0.54
Q4 2021
Q4 2022

Full Year Net Income


$7.8
+46%
$11.4
Q4 2021
Q4 2022

- Q4 net income of $3.0 million down from PY on acquisition accounting impact and higher tax rate of 26.4%; diluted EPS $0.40 vs. $0.42 in prior year
- Q4 adjusted EPS $0.54 vs. $0.52 in prior year
- Full year net income increased 46% to $11.4 million
- Full year fiscal 2022 effective tax rate of 13.7% aided by discrete income tax benefits related to stock option exercises
- Expected fiscal 2023 income tax rate of 22% to 24%**

** See supplemental slides for a description of this non-GAAP financial measure*

*** FY 2022 tax rate expectations provided as of May 23, 2022*

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Adjusted EBITDA* and Margin

($ in millions)

Q4 Consolidated


$7.3
+5%
$7.7
15.0%
13.7%
Q4 2021
Q4 2022

Q4 Service Segment


$6.3
$6.0
21.7%
17.4%
Q4 2021
Q4 2022

Q4 Distribution Segment


$1.0
$1.6
5.2%
7.7%
Q4 2021
Q4 2022

Full Year Consolidated


+28%
$26.3
$20.6
AM%
AM%
Service
Distribution
$17.1
16.8 %
$20.3
16.6%
4.9%
7.2%
$3.5
$6.0
FY 2021
FY 2022

- Q4 consolidated adjusted EBITDA of $7.7M up 5%
- Service segment adjusted EBITDA of $6.0 million down modestly from PY on January COVID surge impact and investments in future growth
- Full year consolidated EBITDA increased 28% to $26.3 million

** See supplemental slides for a description of this non-GAAP financial measure, Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA. All figures are rounded to the nearest tenth of a million. Therefore totals shown in graphs may not equal the sum of the segments.*

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Operating Free Cash Flow

($ in millions)

Note: Components may not add to totals due to rounding	Twelve Months Ended Mar 26, 2022	Twelve Months Ended Mar 27, 2021
Net cash provided by operations	$17.6	$23.6
Capital expenditures (CapEx)	(10.2)	(6.6)
Operating free cash flow (FCF)**	**$7.4**	**$17.0**

- Cash flow in line with expectations on working capital increase to support growth
- Q4 capital expenditures focused on Service facility relocations/expansions, Service segment capabilities and rental pool assets
- Anticipated CapEx range for FY23 of $8 million to $9 million

*** In addition to reporting net cash provided by operations, a U.S. generally accepted accounting principle ("GAAP") measure, we present operating free cash flow (net cash provided by operations less capital expenditures), which is a non-GAAP measure. We believe operating free cash flow is an important liquidity measure that reflects the cash generated by the business, after the purchases of technology, capabilities and assets, that can then be used for, among other things, strategic acquisitions, investments in the business, and funding ongoing operations. Operating free cash flow is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net cash provided by operations and, therefore, should not be used in isolation of, rather in conjunction with, the GAAP measure. Operating free cash flow, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.*

** FY 2023 CapEx expectations provided as of May 23, 2022*

Balance Sheet Supports Growth Strategy

($ in millions)

CAPITALIZATION		
Note: Components may not add to totals due to rounding	Mar 26, 2022	Mar 27, 2021
Cash and cash equivalents	$ 1.4	$ 0.6
Total debt	48.5	19.6
Total net debt	**47.1**	**19.0**
Shareholders' equity	86.2	75.1
Total capitalization	**$ 134.6**	**$ 94.6**
Debt/total capitalization	36.0%	20.7%
Net debt/total capitalization	35.0%	20.1%

- 1.74x leverage ratio at quarter-end *(Total debt to TTM Adjusted EBITDA*)*
- $40.1M available from credit facility at quarter-end
- Tangent acquired for $9 million in early fourth quarter (December 31, 2021)

** See supplemental slides for a description of this non-GAAP financial measure, Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.*

Outlook*

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FY 2023 Expectations

Service segment: For fiscal 2023, we expect Service organic revenue growth to be in the high-single digit range and expect gross margin improvement from prior year

Total Transcat: We expect the fiscal 2023 income tax rate to be in the range of 22% to 24%

Mid-to-long Term Outlook

- Strong organic growth in our Service segment remains a centerpiece of our strategy
- Our business continues to benefit from a predominately life science-oriented market, driven by regulation and recurring revenue streams
- We have generated sustainable margin improvement over the past several years and we believe the improvement will continue
- We anticipate demonstrating more leverage on the S,G&A investments we have made in the years ahead
- Acquisitions that strengthen our fundamental value proposition will continue to be an important component of our go-forward strategy

** Outlook provided as of May 23, 2022*

Conference Call and Webcast Playback

- Replay Number: **412-317-6671** *passcode:* ***13729880***
  Telephone replay available through **Tuesday, May 31, 2022**

- Webcast / Presentation / Replay available at
  www.transcat.com/investor-relations

Supplemental Information

TRANSCAT®
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Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2021 Q4	FY 2022 Q4
Net Income	$ 3,208	$ 3,048
+Interest Expense	190	258
+Other (Expense) / Income	122	114
+Tax Provision	992	1,095
Operating Income	$ 4,512	$ 4,515
+Depreciation & Amortization	1,984	2,578
+Restructuring Expense	290	-
+Acquisition Related Add-Back	-	26
+Other (Expense) / Income	(122)	(114)
+Noncash Stock Compensation	638	647
Adjusted EBITDA	$ 7,302	$ 7,652

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, non-cash stock compensation expense, restructuring expense and non-cash loss on sale of building), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, stock-based compensation expense and other items, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, rather in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

Segment Adjusted EBITDA Reconciliation

($ in thousands)	FY 2021 Q4	FY 2022 Q4
Service Operating Income	$ 4,379	$ 3,532
+Depreciation & Amortization	1,472	2,070
+Restructuring Expense	156	-
+Acquisition Related Add-Back	-	26
+Other (Expense) / Income	(82)	(82)
+Noncash Stock Compensation	351	482
Service Adjusted EBITDA	$ 6,276	$ 6,028
Distribution Operating Income	$ 133	$ 983
+Depreciation & Amortization	512	508
+Restructuring Expense	134	-
+Other (Expense) / Income	(40)	(32)
+Noncash Stock Compensation	287	165
Distribution Adjusted EBITDA	$ 1,026	$ 1,624
Service EBITDA	$6,276	$6,028
Distribution EBITDA	$1,026	$1,624
Total Adjusted EBITDA	$7,302	$7,652

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, non-cash stock compensation expense, restructuring expense and non-cash loss on sale of building), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, stock-based compensation expense and other items, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, rather in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

Adjusted Diluted EPS Reconciliation

($ in thousands)

	FY 2021 Q4	FY 2022 Q4
Net Income	$ 3,208	$ 3,048
+ Amortization of Intangibles	685	1,098
+ Acquisition Deal Costs	-	265
+ Business Restructuring Expense	290	-
+ Acquisition Amortization of Backlog	-	90
+ Income Tax Effect @ 25%	(244)	(363)
Non-Gaap Adjusted Net Income	$ 3,939	$ 4,138
Average Diluted Shares Outstanding	7,611	7,636
Diluted Earnings Per Share - GAAP	$ 0.42	$ 0.40
Adjusted Diluted Earnings Per Share	0.52	0.54

In addition to reporting Earnings Per Share, a GAAP measure, we present Adjusted Earnings Per Share (net income plus acquisition related amortization expense, acquisition related transaction expenses, acquisition amortization of backlog and restructuring expense), which is a non-GAAP measure. Our management believes Adjusted EPS is an important measure of our operating performance because it provides a basis for comparison of our business operations between current, past and future periods by excluding items that we do not believe are indicative of our core operating performance.

Adjusted Earnings Per Share is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of Earnings Per Share and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted Earnings Per Share, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

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Adjusted Diluted EPS Reconciliation

($ in thousands)

	FY 2021	FY 2022
Net Income	$ 7,791	$ 11,380
+ Amortization of Intangibles	2,538	3,394
+ Acquisition Deal Costs	-	1,458
+ Business Restructuring Expense	650	-
+ Acquisition Amortization of Backlog	-	490
+ Income Tax Effect @ 25%	(797)	(1,335)
Non-Gaap Adjusted Net Income	$ 10,182	$ 15,387
Average Diluted Shares Outstanding	7,548	7,589
Diluted Earnings Per Share - GAAP	$ 1.03	$ 1.50
Adjusted Diluted Earnings Per Share	1.35	2.03

In addition to reporting Earnings Per Share, a GAAP measure, we present Adjusted Earnings Per Share (net income plus acquisition related amortization expense, acquisition related transaction expenses, acquisition amortization of backlog and restructuring expense), which is a non-GAAP measure. Our management believes Adjusted EPS is an important measure of our operating performance because it provides a basis for comparison of our business operations between current, past and future periods by excluding items that we do not believe are indicative of our core operating performance.

Adjusted Earnings Per Share is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of Earnings Per Share and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted Earnings Per Share, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.